FORM 8-K



               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
               Event Reported):  February 28, 1994



                CHIQUITA BRANDS INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)

      New Jersey            1-1550            04-1923360
    (State or other       (Commission        (IRS Employer
    jurisdiction of       File Number)    Identification No.)
    incorporation


          250 East Fifth Street, Cincinnati, Ohio  45202
            (Address of principal executive offices)




Registrant's telephone number, including area code:  (513) 784-8011






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            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events.

     Reference is made to the Company's News Release issued February 28, 1994, attached as Exhibit 7(c)1., relating to its results for the year ended December 31, 1993 and News Release issued March 2, 1994 attached as Exhibit 7(c)2., relating to the sale by the Company's John Morrell & Co. subsidiary of its Specialty Meat Group.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          1.   News Release of the Company issued February 28,
               1994.

          2.   News Release of the Company issued March 2, 1994.






















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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 4, 1994          CHIQUITA BRANDS INTERNATIONAL, INC.


                              By /s/ William A. Tsacalis
                                 William A. Tsacalis
                                 Vice President and Controller









































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